Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I (“VC I”)

Small Cap Aggressive Growth Fund (the “Fund”)

Supplement dated June 16, 2016 to the Statutory Prospectus dated October 1, 2015,

as supplemented and amended to date

RS Investment Management Co. LLC (“RS Investments”) currently serves as subadviser to the Fund. On or about June 30, 2016 (the “Effective Date”), Victory Capital Management Inc. (“Victory Capital”) is expected to acquire RS Investments (the “Transaction”).

The Transaction and the resulting change in control of RS Investments will constitute an “assignment” of the Subadvisory Agreement between VALIC and RS Investments with respect to the Fund (the “Prior Subadvisory Agreement”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In accordance with the 1940 Act, and pursuant to the terms of the Prior Subadvisory Agreement, the Prior Subadvisory Agreement will terminate upon its assignment. Generally, an assignment requires shareholder approval of a new subadvisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, VALIC is permitted, under certain conditions and subject to Board approval, to enter into new subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval.

At an in-person meeting held on April 25-26, 2016, the Board of Directors of VC I approved a new Subadvisory Agreement between VALIC and Victory Capital with respect to the Fund (the “New Subadvisory Agreement”), which will become effective on the Effective Date. RS Investments and Victory Capital do not anticipate any change to the portfolio management team or other key personnel that provide services to the Fund as a result of the Transaction. The level and scope of services to be rendered by Victory Capital and the fees payable by VALIC to Victory Capital under the New Subadvisory Agreement will also remain the same.

Shareholders of record as of the close of business on May 31, 2016 will receive a notice that explains how to access an Information Statement, which will include more information about the Transaction and the New Subadvisory Agreement.

Upon the approval of the acquisition, the following changes to the Prospectus will become effective:

In the section entitled “Fund Summary: Small Cap Aggressive Growth Fund – Performance Information,” the second paragraph is deleted and replaced with the following:

From inception through November 6, 2006, Credit Suisse Asset Management, LLC was the sub-adviser of the Fund. From November 6, 2006 through August 19, 2011, Wells Capital Management Incorporated served as sub-adviser. RS Investment Management Co. LLC (“RS Investments”) served as sub-adviser since August 22, 2011. Upon the acquisition of RS Investments on or about June 30, 2016, Victory Capital Management Inc. (“Victory Capital”) will assume sub-advisory duties for the Fund.

In the section entitled “Fund Summary: Small Cap Aggressive Growth Fund – Investment Adviser,” the first paragraph is deleted and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Victory Capital.

In the section entitled “Management – Investment Sub-Advisers,” all reference to “RS Investment Management Co. LLC” is deleted and replaced with “Victory Capital Management Inc.” In addition, the information with respect to RS Investments’ management of the Fund is deleted and replaced with the following:

Small Cap Aggressive Growth Fund

Victory Capital Management Inc. (Victory Capital)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144

Victory Capital, located at 4900 Tiedeman Road, Brooklyn, Ohio 44144, is a registered investment adviser. As of December 31, 2015, Victory had approximately $33.1 billion in assets under management.

The Small Cap Aggressive Growth Fund is managed by an investment team comprised of Stephen J. Bishop, Melissa Chadwick-Dunn, D. Scott Tracy, CFA and Christopher W. Clark, CFA. Mr. Bishop has been a member of the team that manages the Fund since 1996. Ms. Chadwick-Dunn has been a member of the team since 2001. Mr. Tracy has been a member of the team since 2001. Mr. Clark has been a member of the team since 2007. Messrs. Tracy and Clark are CFA charterholders. Ms. Chadwick-Dunn and Messrs. Bishop, Tracy and Clark became employees of Victory Capital in connection with Victory Capital’s acquisition of RS Investments in 2016.

Capitalized terms used but not defined herein shall have the meaning ascribed to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I (“VC I”)

Small Cap Aggressive Growth Fund (the “Fund”)

Supplement dated June 16, 2016 to the Statement of Additional Information (“SAI”)

dated October 1, 2015, as supplemented and amended to date

Effective on or about June 30, 2016, all references to RS Investment Management Co. LLC or RS Investments are replaced with Victory Capital Management Inc. and Victory Capital, respectively. In addition, on page 51 of the SAI, the disclosure with respect to RS Investments in the first paragraph is deleted and replaced with the following:

Victory Capital is a wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority of the interest in VCH is owned by Crestview Partners II, L.P.

The section of the SAI entitled “Potential Conflicts of Interest” beginning on page 56 is supplemented as follows and the disclosure with respect to RS Investments on pages 75-76 of the SAI is deleted:

Victory Capital Management Inc.

Compensation

Victory Capital has designed the compensation structure of its portfolio managers (including the portfolio managers for the Small Cap Aggressive Growth Fund) to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information. Each of the portfolio management teams employed by Victory Capital may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The Chief Investment Officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s Accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

Victory Capital’s portfolio managers are often responsible for managing multiple clients, registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between the Fund and another account, raise conflict of interest issues. The Fund and Victory Capital have policies and procedures in place, including Victory Capital’s internal review process, that are intended to mitigate those conflicts.

Terms used herein but not defined shall have the meaning ascribed to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.